UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

Magnachip Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg
(Address of principal executive offices)

Not Applicable

(Zip Code)

(352) 45-62-62

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Directors of Magnachip Semiconductor Corporation, a Delaware corporation (the “Company”) has established April 21, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The time and location of the Annual Meeting will be as set forth in the Company’s definitive proxy statement for the Annual Meeting. Because the date of the Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a–5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Because the date of the Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, a new deadline has been set for submission of proposals by stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act. Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company’s Secretary, at c/o MagnaChip Semiconductor S.A., 1, Allée Scheffer, L-2520, Luxembourg, Grand Duchy of Luxembourg, on or before the close of business on February 10, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Additional requirements apply under the Company’s Amended and Restated Bylaws (the “Bylaws”) for stockholders who intend to include a proposal in the Company’s proxy statement and proxy card for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting. The February 10, 2022 deadline also will apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, because the date of the Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, in accordance with the requirements contained in the Company’s Bylaws, stockholders of the Company who wish to bring business before the Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s Bylaws) is received by the Company’s Secretary at the address specified above no later than the close of business on February 10, 2022, which is the 10th day following the date on which the public announcement of the date of such meeting is first made by this Current Report on Form 8-K. Any such proposal must meet the requirements set forth in the Company’s Bylaws in order to be brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022	MAGNACHIP SEMICONDUCTOR CORPORATION

	By:	/s/ Theodore Kim
	Name:	Theodore Kim
	Title:	Chief Compliance Officer, General Counsel and Secretary